ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - IPO (Details) $ / shares in Units, $ in Millions	May 16, 2019 USD ($) $ / shares shares	Apr. 26, 2019	Sep. 30, 2019 shares	Dec. 31, 2018 shares
IPO
Convertible preferred stock, outstanding (in shares)	0		0	7,095,746
IPO
IPO
Shares issued (in shares)	4,000,000
Issue price (in dollars per share) | $ / shares	$ 10.00
Aggregate gross proceeds from issuance | $	$ 40.0
Net proceeds after deducting underwriting discounts and commissions and estimated offering costs | $	$ 34.6
Stock split ratio		55.2486
Number of shares into which convertible preferred stock are converted	7,538,671
Number of shares issued for each share of convertible preferred stock converted	1